UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2013

FORTEGRA FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35009	58-1461399
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10151 Deerwood Park Boulevard, Building 100, Suite 330
Jacksonville, FL	32256
(Address of principal executive offices)	(Zip Code)

(866) 961-9529
Registrant's telephone number, including area code

Not Applicable
(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On December 31, 2013, Fortegra Financial Corporation, a Delaware corporation and its direct wholly-owned subsidiary LOTS Intermediate Co., a Delaware corporation (together, the "Company"), completed the previously announced sale of all of the issued and outstanding stock of its subsidiaries, Bliss and Glennon, Inc., a California corporation ("Bliss and Glennon"), and eReinsure.com, Inc., a Delaware corporation ("eReinsure"), to AmWINS Holdings, LLC, a North Carolina limited liability company ("AmWINS") (the "Disposition"), pursuant to the terms of the Stock Purchase Agreement ("Purchase Agreement"), dated December 2, 2013, for a cash purchase price of $83,500,000 subject to certain purchase price adjustments as set forth in the Purchase Agreement to reflect fluctuations in working capital, including adjustments for any receivable balances as of the disposition date that are not collected within one year.

As a result of the Disposition, the Company no longer operates in the businesses of wholesale insurance brokerage and selling or licensing of a computerized system or platform for the negotiation and/or placement of facultative reinsurance. Further, the Company has agreed not to compete with the Bliss and Glennon and eReinsure businesses for five years, and has agreed not to solicit former employees of the divested businesses. As of and after December 31, 2013, the Company does not beneficially own the disposed businesses and will no longer consolidate Bliss and Glennon or eReinsure into its financial results. Beginning in the fourth quarter of 2013, the historical financial results of the disposed businesses for periods prior to the Disposition will be reflected in the Company's Consolidated Financial Statements as discontinued operations.

On December 31, 2013, the Company issued a press release announcing the completion of the sale. The press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

No material relationship exists between the Company or its affiliates, on one hand, and AmWINS or its affiliates, on the other hand, other than in respect of the Purchase Agreement. The foregoing summary of the terms of the Purchase Agreement is not intended to be complete and is qualified in its entirety by reference to the full text Purchase Agreement filed as Exhibit 2.1 hereto, and which is incorporated into this Item 2.01 by reference. In addition, the representations, warranties, covenants and indemnities made in the Purchase Agreement by the Company and AmWINS, respectively, are qualified by, and subject to, important exceptions and other limitations agreed to by the parties in connection with negotiating the terms and conditions of the Purchase Agreement. It is particularly important to note that the representations and warranties have been made only for the purposes of the Purchase Agreement, solely for the benefit of the parties thereto, and were negotiated principally for allocating risks between the parties thereto by establishing the scope of indemnities relating to such representations and warranties and not for the purpose of establishing the assertions embodied therein as facts.  The representations, warranties, covenants and indemnities also are subject to contractual standards of materiality that may be very different from those generally applicable to disclosure requirements under the federal securities laws, including for reports and documents filed with the Securities and Exchange Commission ("SEC"), and in respect of the representations and warranties, were qualified by disclosures made by the Company that are not set forth in the body of the Purchase Agreement. The representations and warranties also do not purport to be accurate as of the date of filing of this Current Report on Form 8-K, and the subject matter thereof may have changed since the date of the Purchase Agreement. Any subsequent developments or new information affecting or relating to any of such representations and warranties may not have been described in this Current Report on Form 8-K. Furthermore, any factual disclosures in the Purchase Agreement or this Current Report on Form 8-K may be supplemented, updated or modified by disclosures contained in, and should be considered in conjunction with, reports and other matters the Company files with, or furnishes to, the SEC or otherwise publicly discloses.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the Disposition, Igor Best-Devereux agreed to continue as President of eReinsure but resigned his position as Executive Vice President of the Company, effective as of the Disposition date.  In addition, the Company paid Mr. Best-Devereux a $15,000 retention bonus to remain at eReinsure through the Disposition date.

Item 9.01 Financial Statements and Exhibits.

(b) Pro Forma Financial Information.
The Unaudited Pro Forma Consolidated Financial Information of the Company and its subsidiaries, showing the effects of the Disposition as of December 31, 2013, is filed herewith as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference and includes:

•	The Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 2013.

•	The Unaudited Pro Forma Consolidated Statement of Income for the nine months ended September 30, 2013.

•	The Unaudited Pro Forma Consolidated Statements of Income for years ended December 31, 2012, 2011 and 2010; and

•	Notes to Unaudited Pro Forma Consolidated Financial Information.

(d)  Exhibits:

Exhibit No.	Description
2.1
Stock Purchase Agreement, dated December 2, 2013, by and among Fortegra Financial Corporation, a Delaware corporation, LOTS Intermediate Co., a Delaware corporation, Bliss and Glennon, Inc., a California corporation, eReinsure.com, Inc., a Delaware corporation, and AmWINS Holdings, LLC, a North Carolina limited liability company *

99.1	Press Release dated December 31, 2013 announcing the completion of the sale of Bliss and Glennon and eReinsure.com

99.2	Unaudited Pro Forma Consolidated Financial Information

* Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby agrees to furnish supplemental copies of any of the omitted schedules and exhibits upon request by the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fortegra Financial Corporation

Date: January 7, 2014	By:	/s/ Walter P. Mascherin
	Name:	Walter P. Mascherin
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1
Stock Purchase Agreement, dated December 2, 2013, by and among Fortegra Financial Corporation, a Delaware corporation, LOTS Intermediate Co., a Delaware corporation, Bliss and Glennon, Inc., a California corporation, eReinsure.com, Inc., a Delaware corporation, and AmWINS Holdings, LLC, a North Carolina limited liability company *

99.1	Press Release dated December 31, 2013 announcing the completion of the sale of Bliss and Glennon and eReinsure.com

99.2	Unaudited Pro Forma Consolidated Financial Information

* Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby agrees to furnish supplemental copies of any of the omitted schedules and exhibits upon request by the SEC.

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